UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 7, 2011

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 9, 2011, Wonder Auto Technology, Inc. (the “Company”) issued a press release announcing the receipt of a letter from the Hearings Panel of The NASDAQ Stock Market LLC.  A copy of the press release is attached as Exhibit 99.1.

Safe Harbor Statement

This current report on Form 8-K includes certain statements that are not descriptions of historical facts, but are forward-looking statements.  Such statements include, among others, the Company’s intent to appeal the Staff’s determination.  Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “hopes,” “intends,” “may,” “will,” or similar expressions. Such information is based upon assumptions and expectations of the Company's management that were reasonable when made but may prove to be incorrect. All of such assumptions and expectations are inherently subject to uncertainties and contingencies beyond the Company's control and based upon premises with respect to future business decisions, which are subject to change. The Company does not undertake to update the forward-looking statements contained in this report. Factors that could impact these forward looking statements include, among others, the progress of the Investigation, the findings of the Audit Committee, the Company’s ability to complete its filings following the completion of the Investigation, including securing adequate resources to complete such filings, the timing and scope of third-party review of the filings (such as legal and auditor review), the implementation of internal controls or other recommended measures that may be identified in the Investigation and need to be addressed in order to complete the filings, and other matters. For a description of the other risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see the Company's most recent Quarterly Reports on 10-Q and Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and the Company's subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov. All information provided in this current report and in the attachments is as of the date of this current report.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Wonder Auto Technology, Inc. issued on September 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: September 9, 2011

/s/ Qingdong Zeng
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Wonder Auto Technology, Inc. issued on September 9, 2011.

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